EX 32.2

                            CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  Quarterly  Report  of  AIMS  Worldwide, Inc. a Nevada

corporation (the "Company"), on Form 10-QSB for the quarterly period ending

September 30, 2004 as filed with the Securities and Exchange Commission (the

"Report"), I, Patrick J. Summers, Chief Financial Officer of the Company, certify,

pursuant to Section  906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section

1350), that to my  knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the  Securities  Exchange  Act  of  1934  (15  U.S.C.  78m  or  78o(d));  and

(2)  The  information  contained  in the Report fairly presents, in all material respects,  the  financial  condition  and  result  of operations of the Company.

                                        /s/Patrick  J.  Summers

                                        -------------------------

                                        Patrick  J.  Summers

                                        Chief  Financial  Officer

Date:  November 15, 2004

</TEXT>

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